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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 3, 1995 on the combined financial statements and schedule of TENERA L.P. and the balance sheet of TENERA, Inc., in the Registration Statement (Form S-4 No. 33-58393) and related Prospectus of TENERA, Inc. dated May 15, 1995.


                                          ERNST & YOUNG LLP



San Francisco, California


May 15, 1995